Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Carbylan Therapeutics, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2015 (the “Report”), I, David M. Renzi, as President and Chief Executive Officer of the Company, and   John McKune, as Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2015	/s/ David M. Renzi
David M. Renzi
President and Chief Executive Officer

Dated: August 13, 2015	/s/ John McKune
John McKune Principal Accounting Officer